UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 16, 2012

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio	43228
(Address of principal executive offices)	(Zip Code)

(614) 921-8170

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On November 16, 2012, Intellinetics, Inc. (“Intellinetics”), the operating subsidiary of Globalwise Investments, Inc. and Alpharion Capital Partners (“Alpharion”) entered into a promissory note combination #7 agreement dated November 16, 2012, (the “Note Combination #7”) combining Alpharion Note #6, Alpharion Note #24, and Alpharion Note #27, (all such notes are hereinafter defined) with an aggregate principal amount of $131,500 and extending the due date of all such notes until December 16, 2012, without changing any other terms, The Note Combination #7 is filed as Exhibit 10.1 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #7 contained herein is qualified in its entirety by reference such Exhibit 10.1.

On December 1, 2011, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated December 1, 2011, in the principal amount of $7,500, at an interest rate of 3.25% (the “Alpharion Note #6”). The Alpharion Note #6 was due one hundred and eighty days from December 1, 2011. All past-due principal and accrued and past-due interest on the Alpharion Note #6 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #6, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #6 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #6, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #6 is filed as Exhibit 10.2 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #6 contained herein is qualified in its entirety by reference such Exhibit 10.2.

On May 29, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated May 29, 2012 (the “May 29, 2012 Extension Agreement”) extending the Alpharion Note #6 to a due date that is two hundred and seventy days from December 1, 2011. All other provisions of Alpharion Note #6 were unchanged. The May 29, 2012 Extension Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K. The summary of the terms of the May 29, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.3.

On August 27, 2012, Intellinetics and Alpharion entered into a promissory note second extension agreement dated August 27, 2012 (the “August 27, 2012 Second Extension Agreement”) extending the Alpharion Note #6 to a due date of November 16, 2012. All other provisions of Alpharion Note #6 were unchanged. The August 27, 2012 Second Extension Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K. The summary of the terms of the August 27, 2012 Second Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.4.

On May 21, 2012, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated May 21, 2012, in the principal amount of $50,000, at an interest rate of 3.25% (the “Alpharion Note #24”). The Alpharion Note #24 was due one hundred and eighty days from May 21, 2012. All past-due principal and accrued and past-due interest on the Alpharion Note #24 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #24, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #24 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #24, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #24 is filed as Exhibit 10.5 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #24 contained herein is qualified in its entirety by reference such Exhibit 10.5.

On September 18, 2012, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated September 18, 2012, in the principal amount of $74,000, at an interest rate of 3.25% (the “Alpharion Note #27”). The Alpharion Note #27 was due sixty days from September 18, 2012. All past-due principal and accrued and past-due interest on the Alpharion Note #27 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #27, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #27 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #27, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #27 is filed as Exhibit 10.6 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #27 contained herein is qualified in its entirety by reference such Exhibit 10.6.

On November 16, 2012, Intellinetics and Alpharion entered into a promissory note combination #2 extension agreement dated November 16, 2012, (the “Note Combination #2 Extension Agreement”) with an aggregate principal amount of $115,000 and extending the due date of all such notes until December 16, 2012, without changing any other terms. The Note Combination #2 Extension Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #2 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.7.

On November 16, 2012, Intellinetics and Alpharion entered into a promissory note combination #3 extension agreement dated November 16, 2012, (the “Note Combination #3 Extension Agreement”) with an aggregate principal amount of $119,000 and extending the due date of all such notes until December 16, 2012, without changing any other terms. The Note Combination #3 Extension Agreement is filed as Exhibit 10.8 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #3 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.8.

On November 16, 2012, Intellinetics and Alpharion entered into a promissory note combination #4 extension agreement dated November 16, 2012, (the “Note Combination #4 Extension Agreement”) with an aggregate principal amount of $111,500 and extending the due date of all such notes until December 16, 2012, without changing any other terms. The Note Combination #4 Extension Agreement is filed as Exhibit 10.9 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #4 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.9.

On November 16, 2012, Intellinetics and Alpharion entered into a promissory note combination #5 extension agreement dated November 16, 2012, (the “Note Combination #5 Extension Agreement”) with an aggregate principal amount of $50,000 and extending the due date of all such notes until December 16, 2012, without changing any other terms. The Note Combination #5 Extension Agreement is filed as Exhibit 10.10 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #5 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.10.

On November 16, 2012, Intellinetics and Alpharion entered into a promissory note combination #6 extension agreement dated November 16, 2012, (the “Note Combination #6 Extension Agreement”) with an aggregate principal amount of $94,000 and extending the due date of all such notes until December 16, 2012, without changing any other terms. The Note Combination #6 Extension Agreement is filed as Exhibit 10.11 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #6 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.11.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 16, 2012, Intellinetics and Alpharion entered into the Note Combination #7. The terms of the Note Combination #7 are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On November 16, 2012, Intellinetics and Alpharion entered into the Note Combination #2 Extension Agreement. The terms of the Note Combination #2 Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On November 16, 2012, Intellinetics and Alpharion entered into the Note Combination #3 Extension Agreement . The terms of the Note Combination #3 Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On November 16, 2012, Intellinetics and Alpharion entered into the Note Combination #4 Extension Agreement. The terms of the Note Combination #4 Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On November 16, 2012, Intellinetics and Alpharion entered into the Note Combination #5 Extension Agreement. The terms of the Note Combination #5 Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On November 16, 2012, Intellinetics and Alpharion entered into the Note Combination #6 Extension Agreement. The terms of the Note Combination #6 Extension Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1*	Promissory note combination #7 agreement dated November 16, 2012, by and among Intellinetics and Alpharion combining Alpharion Note #6, Alpharion Note #24, and Alpharion Note #27, with an aggregate principal amount of $131,500 and extending the due date of all such notes until December 16, 2012.
10.2*	Alpharion Note #6 dated December 1, 2011 between Alpharion and Intellinetics in the principal amount of $7,500.
10.3*	May 29, 2012 Extension Agreement relating to Alpharion Note #6 . between Alpharion and Intellinetics
10.4*	August 27, 2012 Second Extension Agreement relating to Alpharion Note #6 between Alpharion and Intellinetics.
10.5*	Alpharion Note #24 dated May 21, 2012 in the principal amount of $50,000 between Alpharion and Intellinetics.
10.6*	Alpharion Note #27 dated September 18, 2012 in the principal amount of $74,000 between Alpharion and Intellinetics.
10.7*	November 16, 2012 Note Combination #2 Extension Agreement between Alpharion and Intellinetics.
10.8*	November 16, 2012 Note Combination #3 Extension Agreement between Alpharion and Intellinetics.
10.9*	November 16, 2012 Note Combination #4 Extension Agreement between Alpharion and Intellinetics.
10.10*	November 16, 2012 Note Combination #5 Extension Agreement between Alpharion and Intellinetics.
10.11*	November 16, 2012 Note Combination #6 Extension Agreement between Alpharion and Intellinetics.

* To be filed by amendment or as an exhibit to the Form 10-K for the fiscal year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2012

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ William J. Santiago
Name:	William J. Santiago
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	Promissory note combination #7 agreement dated November 16, 2012, by and among Intellinetics and Alpharion combining Alpharion Note #6, Alpharion Note #24, and Alpharion Note #27, with an aggregate principal amount of $131,500 and extending the due date of all such notes until December 16, 2012.
10.2*	Alpharion Note #6 dated December 1, 2011 between Alpharion and Intellinetics in the principal amount of $7,500.
10.3*	May 29, 2012 Extension Agreement relating to Alpharion Note #6 . between Alpharion and Intellinetics
10.4*	August 27, 2012 Second Extension Agreement relating to Alpharion Note #6 between Alpharion and Intellinetics.
10.5*	Alpharion Note #24 dated May 21, 2012 in the principal amount of $50,000 between Alpharion and Intellinetics.
10.6*	Alpharion Note #27 dated September 18, 2012 in the principal amount of $74,000 between Alpharion and Intellinetics.
10.7*	November 16, 2012 Note Combination #2 Extension Agreement between Alpharion and Intellinetics.
10.8*	November 16, 2012 Note Combination #3 Extension Agreement between Alpharion and Intellinetics.
10.9*	November 16, 2012 Note Combination #4 Extension Agreement between Alpharion and Intellinetics.
10.10*	November 16, 2012 Note Combination #5 Extension Agreement between Alpharion and Intellinetics.
10.11*	November 16, 2012 Note Combination #6 Extension Agreement between Alpharion and Intellinetics.

* To be filed by amendment or as an exhibit to the Form 10-K for the fiscal year ended December 31, 2012.